Exhibit 99.1

ON Semiconductor Updates First Quarter 2020 Revenue Outlook

Company announces restructuring measures to accelerate progress towards target financial model

PHOENIX, Ariz. – Mar 6, 2020 – ON Semiconductor Corporation (Nasdaq: ON) today provided an update to its first quarter 2020 revenue outlook. This update incorporates the potential impact of change in business conditions due to the novel coronavirus known as COVID-19.

“Based on preliminary assessment of the current business environment, we anticipate that our revenue for first quarter of 2020 will be in range of $1,275 million to $1,325 million, as compared to our earlier guidance of $1,355 million to $1,405 million, which we issued on February 3, 2020”, said Keith Jackson, President and CEO of ON Semiconductor. “We saw soft order trends in China in the weeks following Lunar New Year holidays, but orders have since picked up, and we have not seen any significant cancellations of orders. Furthermore, our factories in China have returned to normal levels of operations after mandatory shutdown following the end of Lunar New Year holidays. The health and safety of our employees and their families are of paramount importance to us, and we are thankful for efforts of our employees in China, Korea, Hong Kong, and other countries affected by COVID-19.”

Public health outlook due to COVID-19 is uncertain and continues to evolve, and business impact of these conditions is difficult to forecast. The revised guidance is based on the information available to date. ON Semiconductor undertakes no obligation to update information in this release based on changes occurring after the date of this release.

Restructuring Measures

ON Semiconductor further announced today that it intends to take restructuring measures during the first quarter of 2020 to realign its investments. These restructuring measures are expected to result in annual cost savings of approximately $90 million, the majority of which are expected to be in operating expenses. These cost savings would be in addition to approximately $25 million of expected annual cost savings that were announced on February 3, 2020 on the earnings conference call for the fourth quarter of 2019. The company expects to achieve targeted cost savings by the end of 2020 on quarterly run rate basis. The company believes that these restructuring measures should enable it to optimize its cost structure and accelerate its progress towards its target financial model. These targeted cost reductions are structural in nature, and do not impact the Company’s ability to respond to a significant recovery in demand.

About ON Semiconductor

ON Semiconductor (Nasdaq: ON) is driving energy efficient innovations, empowering customers to reduce global energy use. The Company is a leading supplier of semiconductor-based solutions, offering a comprehensive portfolio of energy efficient power management, analog, sensors, logic, timing, connectivity, discrete, SoC and custom devices. The Company’s products help engineers solve their unique design challenges in automotive, communications, computing, consumer, industrial, medical, aerospace and defense applications. ON Semiconductor operates a responsive, reliable, world-class supply chain and quality program, a robust compliance and ethics program and a network of manufacturing facilities, sales offices and design centers in key markets throughout North America, Europe and the Asia Pacific regions. For more information, visit http://www.onsemi.com.

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ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the Company references its website in this news release, information on the website is not to be incorporated herein.

Kris Pugsley	Parag Agarwal
Corporate/Media Communications	Vice President - Investor Relations & Corporate Development
ON Semiconductor	ON Semiconductor
(312) 909-0661	(602) 244-3437
kris.pugsley@onsemi.com	investor@onsemi.com

This document contains “forward-looking statements,” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated in this document could be deemed forward-looking statements, particularly statements about the future financial performance of ON Semiconductor, including financial guidance for the year ending December 31, 2020. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans, or intentions. All forward-looking statements in this document are made based on our current expectations, forecasts, estimates, and assumptions and involve risks, uncertainties, and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these factors are our revenue and operating performance; economic conditions and markets (including current financial conditions); risk related to changes in tariffs or other government trade policies, including between the U.S. and China; risks related to our ability to meet our assumptions regarding outlook for revenue and gross margin as a percentage of revenue; effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; risks associated with restructuring actions and workforce reductions; technological and product development risks; risks that our products may be accused of infringing the IP rights of others; enforcement and protection of our intellectual property rights and related risks; risks related to the security of our information systems and secured network; availability of raw materials, electricity, gas, water, and other supply chain uncertainties; our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; risks associated with our acquisitions and dispositions generally, including our ability to realize the anticipated benefits of our acquisitions and dispositions; including our acquisition of Quantenna Communications, Inc.; risks that acquisitions or dispositions may disrupt our current plans and operations, the risk of unexpected costs, charges, or expenses resulting from acquisitions or dispositions and difficulties arising from integrating and consolidating acquired businesses, our timely filing of financial information with the Securities and Exchange Commission (“SEC”) for acquired businesses, and our ability to accurately predict the future financial performance of acquired businesses); competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; risks associated with the addition of Huawei Technologies Co., Ltd. and its non-U.S. affiliates and subsidiaries, and other customers, to the U.S. Department of Commerce, Bureau of Industry Security Entity List; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; the costs to defend against or pursue litigation and the potential significant costs associated with adverse litigation outcomes; risks associated with decisions to expend cash reserves for various uses in accordance with our capital allocation policy such as debt prepayment, stock repurchases, or acquisitions rather than to retain such cash for future needs; risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time; risks associated with our worldwide operations, including changes in trade policies, foreign employment and labor matters associated with unions and collective bargaining arrangements, continuing political unrest in markets in which we do significant business, including Hong Kong, as well as man-made and/or natural disasters, public health and safety outbreaks affecting our operations or financial results, including as a result of the outbreak of COVID-19; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks of changes in U.S. or international tax rates or legislation; risks related to the potential impact of climate change and regulations related thereto on our operations; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; risks related to new legal requirements; and risks and expenses involving environmental or other governmental regulation. Additional factors that could affect our future results or events are described under Part I, Item 1A “Risk Factors” in our 2019 Annual Report on Form 10-K filed with the SEC on February 19, 2020 (our “2019 Form 10-K”),, and from time-to-time in our other SEC reports. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information, except as may be required by law.

You should carefully consider the trends, risks, and uncertainties described in this document, our 2019 Form 10-K, and other reports filed with or furnished to the SEC before making any investment decision with respect to our securities. If any of these trends, risks, or uncertainties actually occurs or continues, our business, financial condition, or operating results could be materially adversely affected, the trading prices of our securities could decline, and you could lose all or part of your investment. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

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